ETF Opportunities Trust

T-REX 2X Long NVIDIA Daily Target ETF (NVDX)

T-REX 2X Inverse NVIDIA Daily Target ETF (NVDQ)

Supplement dated June 21, 2024
to the Prospectus and Statement of Additional Information (“SAI”),
each dated October 6, 2023, as amended November 13, 2023
(as previously supplemented)

The Board of Trustees (the “Board”) of ETF Opportunities Trust (the “Trust”) has approved a stock split for the T-REX 2X Long NVIDIA Daily Target ETF at a proposed split ratio of 10:1 and has approved a reverse stock split for the T-REX 2X Inverse NVIDIA Daily Target ETF at a proposed reverse split ratio of 1:3. The Creation Unit size for each Fund will remain at 10,000 shares per unit.

For the T-REX 2X Long NVIDIA Daily Target ETF, the record date for the stock split will be July 15, 2024, and the stock split will be effectuated after the close of trading on July 15, 2024. Shares of the T-REX 2X Long NVIDIA Daily Target ETF will begin trading on a split-adjusted basis on July 16, 2024. NVDX will undergo a stock split to maintain a similar ratio with its underlying stock, NVIDIA, which has recently announced a split.

For the T-REX 2X Inverse NVIDIA Daily Target ETF, the record date for the reverse stock split will be July 15, 2024, and the reverse stock split will be effectuated after the close of trading on July 15, 2024. Shares of the T-REX 2X Inverse NVIDIA Daily Target ETF will begin trading on a split-adjusted basis on July 16, 2024. NVDQ will undergo a reverse stock split to enhance its perception in the market, addressing the decline in stock price since its inception.

This Supplement and the existing Prospectus and SAI provide relevant information for all shareholders and should be retained for future reference. The Prospectus and SAI have been filed with the U.S. Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Fund toll-free at 833-759-6110.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE